RYDEX ETF TRUST

              Supplement dated June 28, 2007 to the Rydex ETF Trust Prospectuses and Statements of Additional Information
                      dated November 1, 2006 and thereafter

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On June 28, 2007,  Rydex NV, Inc. and Security  Benefit  Corporation  ("Security
Benefit") entered into an agreement pursuant to which Rydex Investments (the "Advisor"), the investment adviser to the Rydex family of mutual funds, including each series of Rydex ETF Trust (the "Funds"), together with several
other  Rydex  entities,   will  be  acquired  by  Security  Benefit  Corporation
("Security Benefit"), a financial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education, government, institutional, and qualified plan markets (the "Transaction"). Upon completion of the Transaction, the Advisor and Rydex Distributors, Inc., the Funds' distributor, will be wholly-owned subsidiaries of Security Benefit. While the Transaction will have no material impact on the Funds or their shareholders, it will result in a change of control of the Advisor, which in turn will cause the termination of the investment advisory agreement between the Advisor and the Funds.

As a result, a Special Meeting of Shareholders (the "Meeting") of the Funds will be scheduled for the purpose of asking shareholders of record to approve a new investment advisory agreement between the Advisor and the Funds under substantially the same terms as the previous investment advisory agreement (the "New Agreement"). If approved by Shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur in the 4th Quarter of 2007. Shareholders of the Funds will receive additional and more detailed information about the Transaction and the approval of the New Agreement, including the record date and the date of the Meeting, as that information becomes available.

THE TRANSACTION WILL HAVE NO IMPACT ON THE DAY-TO-DAY OPERATIONS OF THE ADVISOR, THE FEES PAYABLE TO THE ADVISOR UNDER THE NEW AGREEMENT, OR THE PERSONS RESPONSIBLE FOR THE MANAGEMENT OF THE FUNDS. THUS, THE TRANSACTION SHOULD HAVE NO IMPACT ON THE FUNDS' SHAREHOLDERS.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ETF-1-SUP5-0607